Exhibit 99.1

NEWS RELEASE September 26, 2014

	Contacts:	Jay Brown, CFO
FOR IMMEDIATE RELEASE		Son Nguyen, VP - Corporate Finance
Crown Castle International Corp.
713-570-3050

CROWN CASTLE SETS DATE FOR SPECIAL STOCKHOLDER MEETING

September 26, 2014 - HOUSTON, TEXAS - Crown Castle International Corp (“Crown Castle”) (NYSE: CCI) announced today that it has established the date for a special meeting of its stockholders for the purpose of its common stockholders considering and voting upon a proposal to adopt the previously announced Agreement and Plan of Merger dated September 19, 2014 (“Merger Agreement”), between Crown Castle and its wholly owned subsidiary, Crown Castle REIT Inc. (“CCR”). Pursuant to the terms of the Merger Agreement, Crown Castle will merge with and into CCR (“Merger”), with CCR continuing as the surviving entity of the Merger.

Holders of Crown Castle common stock as of the close of business on Monday, October 6, 2014 will be entitled to notice of the special meeting and to vote at the special meeting. Holders of Crown Castle 4.50% Mandatory Convertible Preferred Stock, Series A, as of the close of business on Monday, October 6, 2014 will be entitled to notice of the special meeting, but are not entitled to vote at the special meeting. The meeting will be held on Wednesday, November 19, 2014 at 9:00 a.m., local time, at 1220 Augusta Drive, Suite 600, Houston, Texas 77057. The proxy statement relating to the special meeting is expected to be mailed to stockholders of record on or about October 15, 2014.

As previously disclosed, Crown Castle commenced operating as a real estate investment trust (“REIT”) for U.S. federal income tax purposes effective January 1, 2014 and proposes to complete the Merger to ensure the effective adoption of certain charter provisions that implement REIT-related ownership limitations and transfer restrictions related to its capital stock, subject to approval by its common stockholders at the special meeting.

The Foundation for a Wireless World.

CrownCastle.com

News Release continued:	Page 2

Any stockholder questions about the Merger, including how to vote shares of Crown Castle common stock, should be directed to Crown Castle’s proxy solicitor, Georgeson Inc., toll-free at (888) 658-3624 or by email at crowncastle@georgeson.com.

ABOUT CROWN CASTLE

Crown Castle provides wireless carriers with the infrastructure they need to keep people connected and businesses running. With approximately 40,000 towers and 13,000 small cell nodes supported by approximately 6,000 miles of fiber, Crown Castle is the nation’s largest provider of shared wireless infrastructure with a significant presence in the top 100 US markets. In addition, Crown Castle operates approximately 1,800 towers in Australia. For more information on Crown Castle, please visit www.crowncastle.com.

Cautionary Language Regarding Forward-Looking Statements

This press release contains forward-looking statements that are based on Crown Castle management’s current expectations. Such statements include plans, projections and estimates regarding the proposed Merger, the effects of the adoption of certain charter provisions and the special meeting of Crown Castle’s stockholders, including the timing thereof and the timing of the distribution of proxy materials relating thereto. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including prevailing market conditions and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. More information about potential risk factors that could affect Crown Castle and its results is included in Crown Castle’s filings with the Securities and Exchange Commission (“SEC”). The term “including,” and any variation thereof, means “including, without limitation.”

Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy securities or a solicitation of any vote or approval. CCR has filed with the SEC a registration statement on Form S-4 containing a proxy statement of Crown Castle and a prospectus of CCR with respect to the proposed Merger. The registration statement has not yet become effective. Notice of a special meeting and a definitive proxy statement/prospectus are expected to be mailed to holders of shares of Crown Castle common stock and 4.50% Mandatory Convertible Preferred Stock, Series A, as of the record date. INVESTORS ARE URGED TO READ THE FORM S-4 AND PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. You may obtain documents free of charge at the website maintained by the SEC at http://www.sec.gov. In addition, you may obtain documents filed with the SEC by Crown Castle and CCR free of charge by contacting Investor Relations, Crown Castle International Corp., 1220 Augusta Drive, Suite 600, Houston, Texas 77057, 713-570-3050, or you may visit the investor relations section of Crown Castle’s website at http://investor.crowncastle.com for copies of any such document.

The Foundation for a Wireless World.

CrownCastle.com

News Release continued:	Page 3

Crown Castle, its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from holders of Crown Castle common stock in connection with the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in connection with the proposed Merger will be included in the Form S-4 and proxy statement/prospectus. INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF CROWN CASTLE AND THEIR OWNERSHIP OF CROWN CASTLE CAPITAL STOCK IS SET FORTH IN THE PROXY STATEMENT FOR CROWN CASTLE’S 2014 ANNUAL MEETING OF STOCKHOLDERS. INVESTORS MAY OBTAIN ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH PARTICIPANTS BY READING THE FORM S-4 AND PROXY STATEMENT/PROSPECTUS FOR THE PROPOSED MERGER.

Investors should read the Form S-4 and proxy statement/prospectus carefully before making any voting or investment decisions.

The Foundation for a Wireless World.

CrownCastle.com